Exhibit 10.3
Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), is entered into as of July 23, 2026, by and among ACUREN DELAWARE HOLDCO, INC., a Delaware corporation (the “Initial Borrower”), ACUREN HOLDINGS, INC., a Delaware corporation (“Acuren” and together with the Initial Borrower, the “Borrowers”), TIC SOLUTIONS, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Revolving Credit Lenders party hereto, the L/C Issuers party hereto and JEFFERIES FINANCE LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement or the Amended Credit Agreement, as applicable (each as defined below).
W I T N E S S E T H:
WHEREAS, the Borrowers, Holdings, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 30, 2024 (as amended by that certain First Amendment to Credit Agreement, dated as of January 31, 2025, by that certain Second Amendment to Credit Agreement, dated as of August 4, 2025, by that certain Third Amendment to Credit Agreement, dated as of June 2, 2026, the “Credit Agreement” and, as amended on the Amendment No. 4 Effective Date (as defined below) by this Agreement, the “Amended Credit Agreement”);
WHEREAS, Section 11.01 of the Credit Agreement permits an amendment with the written consent of each Lender directly affected thereby to reduce the rate of interest on any Loan; Section 11.01 of the Credit Agreement further permits an amendment with the written consent of the L/C Issuers for amendments affecting the rights or duties of the L/C Issuers;
WHEREAS, the Borrowers desire, pursuant to Section 11.01 of the Credit Agreement, to amend the Applicable Rate with respect to the Revolving Credit Loans and Letter of Credit Fees as set forth herein;
WHEREAS, the Revolving Credit Lenders and L/C Issuers party hereto are willing to agree to such amendment, subject to the terms and conditions set forth herein; and
WHEREAS, on the Amendment No. 4 Effective Date, the Borrowers desire to make certain amendments to the Credit Agreement in accordance with Section 11.01 of the Credit Agreement as further set forth herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
I.    Amendments to Credit Agreement. Effective on the Amendment No. 4 Effective Date, subject to satisfaction of the conditions set forth in Section II below, the Credit Agreement is hereby amended as follows:
A.    Clause (b) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) with respect to any Revolving Credit Loan that is (i) a Term SOFR Loan, 2.50%

per annum and (ii) a Base Rate Loan, 1.50% per annum;”
B.    Clause (c) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(c) with respect to the Letter of Credit Fees, 2.50% per annum; and”

C.    Section 1.01 of the Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:
“Alternative Currency” means any currency (other than Dollars) that is readily available, freely transferable and freely convertible into Dollars and that is agreed upon by the Administrative Agent and the applicable L/C Issuer.

D.    The definition of “Letter of Credit” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Letter of Credit” means any letter of credit issued hereunder in Dollars or in an Alternative Currency. A Letter of Credit shall be a standby letter of credit.”
E.    Section 2.03(a)(i)(A)(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(1) from time to time on any Business Day during the period from the Closing Date until the day that is five Business Days prior to the Initial Revolving Credit Maturity Date, to issue Letters of Credit denominated in Dollars or, in the sole discretion of the applicable L/C Issuer, in an Alternative Currency, for the account of each Borrower (but the Letter of Credit may contain a statement that it is being issued for the benefit of a Subsidiary), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and”
F.    The following sentence is hereby added at the end of Section 2.03(a)(i) of the Credit Agreement:
“For the avoidance of doubt, no L/C Issuer shall be obligated to issue any Letter of Credit in an Alternative Currency, and the election to issue or not issue a Letter of Credit in an Alternative Currency shall be in the sole and absolute discretion of the applicable L/C Issuer.”

G.    The following sentences are hereby added at the end of the first paragraph of Section 2.03(c)(i) of the Credit Agreement:
“With respect to any Letter of Credit denominated in an Alternative Currency, the applicable Borrower shall reimburse the applicable L/C Issuer, at the election of such L/C Issuer (which election shall be specified in the applicable Issuer Documents or in the notice delivered by such L/C Issuer to the applicable Borrower and the Administrative Agent pursuant to this Section 2.03(c)(i)), either (x) in Dollars in an amount equal to the Dollar Equivalent (determined by the Administrative Agent as of the date of such drawing) of the amount of such drawing or (y) in such Alternative Currency in an amount equal to the amount of such drawing. In the absence of an election by the applicable L/C Issuer, reimbursement shall be made in Dollars in the Dollar Equivalent amount. Notwithstanding the foregoing, if a Revolving Credit Borrowing is deemed made pursuant to this Section 2.03(c)(i) in respect of an Unreimbursed Amount under a Letter of Credit denominated in an Alternative Currency, the proceeds of such Revolving Credit Borrowing shall be remitted to the applicable L/C Issuer in Dollars in an amount equal to the Dollar Equivalent of such Unreimbursed Amount (determined by the Administrative Agent as of the Honor Date). Each Revolving Credit Lender’s obligation to fund participations in Dollars in respect of any such drawing shall be in an amount equal to its Pro Rata Share of the Dollar Equivalent of such drawing.”
II.    Conditions to the Amendment No. 4 Effective Date. This Agreement shall become effective on the first date (the “Amendment No. 4 Effective Date”) upon the satisfaction of the following conditions:
A.    Agreement. The Administrative Agent shall have received a counterpart of this Agreement, executed by each Borrower, each other Loan Party, the Administrative Agent, the Revolving Credit Lenders and the L/C Issuers.

B.    Secretary’s Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received a customary closing certificate from a secretary, assistant secretary or similar officer or authorized representative of each Loan Party that is a party hereto, in each case, certifying as to (i) resolutions duly adopted by the board of directors (or equivalent governing body) of each such Loan Party authorizing the execution, delivery and performance of this Agreement (and the Loan Documents or other documents executed in connection herewith or therewith), (ii) the accuracy and completeness of copies of the certificate or articles of incorporation, continuation, amalgamation, association or organization (or memorandum of association or other equivalent thereof) of each such Loan Party certified by the relevant authority of the jurisdiction of organization of each such Loan Party, (iii) the accuracy of the by laws or operating, management, partnership, shareholders or similar agreement of each such Loan Party previously delivered in connection with the Existing Credit Agreement, and that such documents or agreements have not been amended except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date, (iv) incumbency (to the extent applicable) and specimen signatures of each officer, director or authorized representative executing any Loan Document on behalf of each such Loan Party and

(v) the good standing (or subsistence or existence) of each such Loan Party from the Secretary of State (or similar official) of the state or other jurisdiction of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party).
C.    Expenses. The Administrative Agent shall have received all expenses (to the extent invoiced at least three (3) Business Days prior to the Amendment No. 4 Effective Date (except as otherwise reasonably agreed by Acuren)) required to be paid by Acuren on the Amendment No. 4 Effective Date pursuant to Section 11.04 of the Credit Agreement.

D.    Representations and Warranties. (i) Each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) immediately after the consummation of the transactions contemplated hereby, Holdings and its Subsidiaries, on a consolidated basis, are Solvent; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
E.    No Default. As of the Amendment No. 4 Effective Date and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

F.    USA Patriot Act, etc. The Administrative Agent and Revolving Lenders shall have received, at least three (3) Business Days prior to the Amendment No. 4 Effective Date, to the extent reasonably requested at least five (5) Business Days prior to the Amendment No. 4 Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, with respect to the Loan Parties.

G.    Beneficial Ownership Certification. To the extent a Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, no later than three (3) Business Days prior to the Amendment No. 4 Effective Date, to the extent reasonably requested at least five (5) Business Days prior to the Amendment No. 4 Effective Date, the Administrative Agent shall have received
(a) an updated Beneficial Ownership Certification in relation to such Borrower or (b) confirmation that the Beneficial Ownership Certification most recently delivered to the Administrative Agent by such Borrower is true and correct as of the Amendment No. 4 Effective Date.
III.    Miscellaneous.
A.    Reaffirmation and Confirmation.
1.    The Borrowers and each of the other Loan Parties hereby (i) acknowledges and reaffirms the obligations of the Loan Parties as set forth in the Collateral Documents and
(ii) agrees that each Loan Party shall continue to be bound by, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to it as set forth in the Collateral Documents, which remains in full force and effect.
2.    The Borrowers and each of the other Loan Parties hereby (i) acknowledges, confirms and agrees that each Collateral Document (A) remains in full force and effect as security for the Obligations , (B) is the valid and binding obligation of such Loan Party, and

(C) is not subject to offset, deduction, defense or claim against the Administrative Agent, the Collateral Agent or any Lender and (ii) confirms, ratifies and reaffirms that the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Pledge and Security Agreement, in all of its right, title, and interest in all then existing and thereafter acquired or arising Collateral described therein, in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a priority security interest (subject only to Permitted Liens) in favor of the Collateral Agent, for the benefit of the Secured Parties, with the same force, effect and priority in effect both immediately prior to and after entering into this Agreement. Furthermore, in the case of any Guarantor, its guaranty, as and to the extent provided pursuant to Article IV of the Credit Agreement, shall continue in full force and effect in respect of the Obligations under the Amended Credit Agreement and the other Loan Documents.

3.    The Borrowers and each of the other Loan Parties hereby agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. This Agreement does not and shall not affect any of the Obligations of the Loan Parties under or arising from the Credit Agreement or any other Loan Document, all of which Obligations shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver or novation of any provision of the Credit Agreement or any other Loan Document, except in each case as expressly set forth herein.

B.    Loan Document. From and after the Amendment No. 4 Effective Date, this Agreement shall be deemed to be a “Loan Document” under the Amended Credit Agreement.

C.    General Terms. Except as specifically amended herein, directly or by reference, all of the terms and conditions set forth in each Loan Document are confirmed and ratified, and shall remain as originally written. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW. Sections 11.16(b), (c) and 11.18 and 11.23

of the Credit Agreement are hereby incorporated herein mutatis mutandis. The Credit Agreement and all other Loan Documents shall remain in full force and effect, as amended from time to time and as modified by this Agreement. Except as expressly set forth herein, nothing herein shall affect or impair any rights and powers which the Loan Parties, the Lenders or the Administrative Agent may have under the Credit Agreement and any and all other Loan Documents.
D.    No Effect. The parties hereto agree that this Agreement shall in no manner affect or impair the liens and security interests evidenced by the Credit Agreement and/or any other instruments evidencing, securing or related to the Obligations.

E.    Counterparts; Electronic Signatures. This Agreement may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart. Any signature to this Agreement may be delivered by facsimile, electronic mail (including .pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law and all such facsimile or other electronic signatures shall have the same force and effect as manual signatures delivered in person. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. Each of the parties represents and warrants to the other party that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.
BORROWERS:
ACUREN HOLDINGS, INC.

By: /s/Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer
ACUREN DELAWARE HOLDCO, INC.

By: /s/Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

HOLDINGS:
TIC SOLUTIONS, INC.

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

SUBSIDIARY GUARANTORS:

ACUREN INTERMEDIATE HOLDINGS,
INC., as a Guarantor

By:    /s/ Kristin Schultes
Name: Kristin     Schultes
Title:    Chief Financial Officer

TIC SOLUTIONS SERVICE
CORPORATION, as a Guarantor

By:    /s/ Kristin Schultes
Name: Kristin Schultes
Title:    Chief Financial Officer

ACUREN INSPECTION, INC., as a
Guarantor

By:    /s/ Kristin Schultes
Name: Kristin Schultes
Title:    Chief Financial Officer

ECHO NDE USA, INC., as a Guarantor

By:    /s/ Kristin Schultes
Name: Kristin Schultes
Title:    Chief Financial Officer

TEI ANALYTICAL SERVICES, INC., as a
Guarantor

By:    /s/ Shamus Sullivan
Name: Shamus Sullivan
Title:    President

TIC SOLUTIONS CANADA HOLDINGS
LIMITED, as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

TIC SOLUTIONS CANADA INC., as a
Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

BAKOSNDT LTD., as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

ECHO NDE INC., as a Guarantor

By:        /s/ Josh Moir     Name: Josh Moir
Title:    President

ACUREN INC., as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer
ACUREN GROUP INC., as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

ACUREN INDUSTRIAL HOLDINGS INC.,
as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

ACUREN WIND CANADA INC., as a
Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

ECLIPSE SCIENTIFIC PRODUCTS INC.,
as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

TACTEN INDUSTRIAL INC., as a
Guarantor

By:    /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer
TIC SOLUTIONS CANADA SHARED
SERVICES INC., as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5 GLOBAL, INC., as a Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

OPTIMAL ENERGY, LLC, as a Guarantor By:    /s/ Kristin Schultes

Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer

BOCK & CLARK CORPORATION, as a
Guarantor

By:        /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

CONTINENTAL MAPPING
ACQUISITION, as a Guarantor

By:    /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer
AXIM GEOSPATIAL, LLC, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer

GEOSPATIAL HOLDINGS INC., as a
Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Vice President, Treasurer

ENERGENZ, L.L.C., as a Guarantor

By: /s/ Ben Heraud     Name: Ben Heraud

Title:    Manager

TSG SOLUTIONS, INC., as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer

NV5 HOLDINGS, LLC, as a Guarantor By: /s/ Alexander Hockman
Name: Alexander Hockman Title:    Chief Operating Officer, President, Director
NV5, INC., a Delaware corporation, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5, LLC, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Treasurer

GEODYNAMICS, LLC, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

DADE MOELLER & ASSOCIATES, INC., as a
Guarantor
By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer

NV5 ENGINEERS AND CONSULTANTS,
INC., as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer
HANNA ENGINEERING, INC., as a
Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5, INC., a California corporation, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5 ENVIRONMENTAL, INC., as a
Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5 ENVIRONMENTAL, L.P., as a
Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer
GROUP DELTA CONSULTANTS, INC., as
a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer

THE LKR GROUP, INC., as a Guarantor

By: /s/ Michael Reader     Name: Michael Reader
Title:    Chief Executive Officer

NV5 CONSULTANTS, INC., a
Massachusetts corporation, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5 ENVIRONMENTAL, L.P., as a
Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer
NV5 CONSULTANTS, INC., a Minnesota corporation, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5 PLANNING & DESIGN, INC., as a
Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer

AERO-METRIC HOLDINGS CORP., as a
Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Vice President, Co-Treasurer

NV5 LNG ENGINEERING SERVICES
INCORPORATED, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    VP, Chief Financial Officer
GEOGRAPHIC INFORMATION
SERVICES, INC., as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

J.B.A. CONSULTING ENGINEERS, INC.,
as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5 GEOSPATIAL SOLUTIONS, INC., as
a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer

NV5 GEOSPATIAL, INC., as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer

NV5, INC., a New Jersey corporation, as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer
SOUTHPORT ENGINEERING
ASSOCIATES, INC., as a Guarantor

By: /s/ Kristin Schultes     Name: Kristin Schultes
Title:    Chief Financial Officer, Treasurer
QUANTUM SPATIAL CANADA INC., as a

Guarantor

By: /s/ Ben Heraud     Name: Ben Heraud
Title:    Chief Executive Officer
JEFFERIES FINANCE LLC, as Administrative Agent, Revolving Credit Lender and L/C Issuer

By: /s/ Peter Cucchiara     Name: Peter Cucchiara
Title: Managing Director
CITIBANK, N.A., as Revolving Credit Lender and L/C
Issuer

By: /s/ Ioannis Theocharis
Name: Ioannis Theocharis
Title: Vice President

BANK OF AMERICA, N.A., as Revolving Credit Lender and L/C Issuer

By: /s/ Timothy J. Waltman     Name: Timothy J. Waltman
Title:    Senior Vice President
NATIXIS, NEW YORK BRANCH, as Revolving Credit Lender and L/C Issuer

By: /s/ Jonathan Stone     Name: Jonathan Stone
Title: Executive Director

By: /s/ Ilan Dolgin     Name: Ilan Dolgin
Title: Vice President
UBS AS, Stamford Branch, as Revolving Credit Lender and L/C Issuer

By: /s/ Joselin Fernandes
Name: Joselin Fernandes Title:    Director

By: /s/ Andrea Moore
Name: Andrea Moore Title:    Associate Director